EXHIBIT 99.2

Third Quarter 2026

INVESTOR PRESENTATION

10 NOVEMBER 2026

Forward Looking Statements

Certain statements made in this presentation contain forward-looking information within the meaning of applicable securities laws, including within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets," "may," "should," "could," "potential" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, (a) the Company's need for significant additional financing to grow and expand our operations, complete acquisitions and satisfy post-closing obligations, including in connection with the Meridianbet acquisition; (b) dilution resulting from the conversion of preferred stock and warrants, and from acquisitions; (c) the Company's ability to complete acquisitions, the availability of funding for such transactions, and disruptions and other risks associated therewith; (d) the Company's reliance on third-party suppliers of gaming content and the cost of such content; (e) the Company's ability to obtain and maintain required gaming licenses; (f) the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; (g) the Company's ability to effectively manage growth; (h) the Company's expectations regarding future growth, revenues and profitability; (i) the Company's expectations regarding future plans and the timing thereof; (j) the Company's reliance on its management team; (k) the fact that Aleksandar Milovanović has voting control over the Company; (l) related party relationships and potential conflicts of interest; (m) the effects of economic downturns, recessions, inflation, interest rate changes, global conflicts and other market conditions, including impacts on discretionary spending and the cost of capital; (n) the Company's ability to protect its proprietary information and intellectual property; (o) our ability to compete effectively in our markets; (p) the impact of current and future regulations, the Company's ability to comply with such regulations, potential penalties for non-compliance, and changes in the interpretation or enforcement of laws; (q) risks associated with gaming fraud, user cheating and cyber-attacks; (r) risks associated with system failures and disruptions to technology and infrastructure, including cybersecurity and hacking risks; (s) risks relating to inventory management; (t) foreign exchange and currency risks; (u) the outcome of contingencies, including legal proceedings; (v) competition from existing and new market participants; (w) the Company's ability to manage expenses related to sales and marketing and required general, administrative and technology investments; (x) general consumer sentiment and economic conditions affecting discretionary spending on the Company's products; (y) the risk of loss if customers or counterparties fail to meet contractual obligations, including with respect to receivables and financial institutions holding the Company's funds; (z) the risk that the Company may have difficulty meeting its financial liabilities as they come due; (aa) the risk that changes in market prices, including foreign exchange and interest rates, may affect the Company's income or the value of financial instruments; (bb) risks relating to the protection of players' deposits; (cc) risks that participants in sporting events may intentionally alter outcomes, resulting in higher than expected payouts; (dd) risks associated with regulatory developments and operational uncertainties in Brazil and other countries that could adversely affect our business, financial condition and results of operations; (ee) risks associated with changes in Australian gambling laws and regulations that could materially and adversely affect our use of Australian trade promotion lottery as part of our business; and (ff) risks related to potential value-added tax liabilities in the United Kingdom. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results. The forward-looking statements included in this presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this presentation, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Preliminary Outlook: The preliminary outlook for the full year 2026 (the "Preliminary Outlook") included herein was prepared by the Company in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of the Company were based, in part, on economic, competitive, and general business conditions prevailing at the time the Preliminary Outlook was developed. Any future changes in these conditions may materially impact the ability of the Company to achieve the financial results set forth in the Preliminary Outlook. The Preliminary Outlook is based on numerous assumptions, including realization of the operating strategy of the Company; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; minimal changes in current pricing; no significant increases in interest rates or inflation; and other matters, many of which will be beyond the control of the Company, and some or all of which may not materialize. Additionally, to the extent that the assumptions inherent in the Preliminary Outlook are based upon future business decisions and objectives, they are subject to change. Although the Preliminary Outlook is presented with numerical specificity and is based on reasonable expectations developed by the Company's management, the assumptions and estimates underlying the Preliminary Outlook are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of the Company. Accordingly, the Preliminary Outlook is only an estimate and is necessarily speculative in nature. It is expected that some or all of the assumptions in the Preliminary Outlook will not be realized and that actual results will vary from the Preliminary Outlook. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Preliminary Outlook. The projected financial information contained herein should not be regarded as a representation or warranty by the Company, its management, advisors, or any other person that the Preliminary Outlook can or will be achieved. The Company cautions that the Preliminary Outlook is speculative in nature and based upon subjective decisions and assumptions. As a result, the Preliminary Outlook should not be relied on as necessarily predictive of actual future events.

Table of Contents

Third Quarter 2026 Highlights

Revenue of $46.0M; net loss reflects $11.5M of non-cash impairment charges, including Brazil

GAAP

$(13.3)M
Net loss attributable to Meridian Holdings

$(1.05)
Diluted EPS vs $0.05

$11.5M of the loss is non-cash impairments: Brazil license and related intangible assets $5.5M, goodwill $5.9M, other $0.1M.

REVENUE

$46.0M
Q3 revenue −3% vs Q3 2025

$47.3M
Q3 2025

Meridianbet Group revenue rose 2%. Lower prize competition revenue and customer-favorable sports results reduced Q3 revenue

ADJ. EBITDA

$0.4M
Q3 2025: $4.8M
Non-GAAP; reconciliation in Appendix 5.

MERIDIANBET

meridianbet

$33.1M
+2% vs Q3 2025
Online casino +17% offset lower sports betting revenue.

TOTAL DEBT

$24.1M
−47% vs Sep 30, 2025
Net debt (non-GAAP) $8.1M, down 65% from $23.0M. Leverage (non-GAAP) 0.48x.

REGISTRATIONS

+25%
vs Q3 2025 · Meridianbet
458,680 new registrations in Q3 2026

Adjusted EBITDA, net debt and the net debt leverage ratio are non-GAAP measures: definitions in Appendix 1, reconciliations in Appendices 3, 5 and 5b. 2025 Adjusted EBITDA on the current definition. Debt as of September 30, 2026, vs September 30, 2025. U.S. dollars. Unaudited.

A Message from Management

Nine-month revenue up 10%; total debt down 47% since September 30, 2025

"This was a challenging quarter, impacted by customer-favorable sports results, regulatory developments in Brazil and higher operating costs. Brazil suspended fixed-odds betting, including online casinos, by all operators. Our core business remains healthy and outside one-off adjustments continues to generate cash to drive its own growth. Meridianbet Group grew revenue 16% for the nine months ended September 30, 2026, compared to the prior year's nine-month period, led by online casino, up 21%, period over period. At the consolidated level, Meridian Holdings generated $17.7 million in operating cash flow, sufficient to fund all of our investments while continuing to reduce debt for a seventh straight quarter. Our full-year outlook reflects the challenges faced during the third quarter. In the fourth quarter, historically our strongest, we expect higher betting volume and continued momentum in online casino. We remain focused on improving margins and driving operational efficiency through more targeted marketing and promotional costs, continued optimization of our retail footprint and expected growth in higher-margin online casino, with a goal of returning to the profitability we demonstrated in the first half of 2026."



ZORAN MILOSEVIC
Chief Executive Officer

"We ended the quarter with cash of $16.0 million, compared with $7.8 million of bank and other loans, and total debt of $24.1 million, down from $34.7 million at the start of the year. We reduced our debt using internally generated cash, without raising equity capital in 2026. In September 2026, we agreed with the former owners of Meridianbet Group to extend the repayment of the remaining $15.6 million we owe them to November 2031, with no interest. The extension allows us to keep investing where we are growing."



WILLIAM SCOTT
President, Chief Financial Officer, Treasurer and Chairman of the Board

KEY FIGURES

$146.3M
9M 2026 revenue, up 10% vs 9M 2025

+17%
Meridianbet Group online casino revenue in Q3, up year over year to $17.1 million

$24.1M
Total debt, down 47% vs Sep 30, 2025

$8.1M
Net debt (non-GAAP), down 65% vs Sep 30, 2025

2031
$15.6M owed to the former owners of Meridianbet Group, due November 1, 2031, no interest

Net debt is a non-GAAP measure: definition in Appendix 1 (slide 33), reconciliation in Appendix 3.

Nine-Month 2026 Highlights

Nine months ended September 30, 2026, compared with the first nine months of 2025

REVENUE

$146.3M

+10% from $133.3M; Meridianbet Group +16%

GROSS PROFIT

$79.8M

+6% from $75.0M; gross margin 54.6% vs 56.2%

NET LOSS ATTRIBUTABLE TO MERIDIAN HOLDINGS

$(8.8)M

Includes $11.5M of non-cash impairment charges

OPERATING CASH FLOW

$17.7M

+3% from $17.1M; funded all investment and $9.0M of debt repayment

FREE CASH FLOW (NON-GAAP)

$10.9M

+$8.4M from $2.5M; capital expenditure $4.6M vs $12.7M

ADJUSTED EBITDA (NON-GAAP)

$12.6M

−10% from $14.0M

Free cash flow and Adjusted EBITDA are non-GAAP measures: definitions in Appendix 1, reconciliations in Appendices 5b and 6. 2025 Adjusted EBITDA on the current definition. U.S. dollars. Unaudited.

01

Q3 2026 Overview

Understanding the GAAP Result

$11.5 million of non-cash impairment charges in the third quarter of 2026

NET LOSS ATTRIBUTABLE TO MERIDIAN HOLDINGS

$(13.3)M

Consolidated net loss $(14.7)M

IMPAIRMENT CHARGES

$11.5M

Non-cash


$11.5M

Brazil, $5.5M

Brazil prohibited fixed-odds betting, including online casinos, by all operators on September 25, 2026. The license and related intangible assets are now carried at zero.

Goodwill, $5.9M

Continued operating losses in the unit that holds RKings, Classics for a Cause and GMAG.

Other, $0.1M

Trademarks of a business that has stopped operating.

$1.5M of the Q3 consolidated net loss is attributable to noncontrolling interests. Unaudited.

Third Quarter 2026 Financial Highlights

U.S. $ millions, except margins and per-share amounts

	Q3 2026	Q3 2025	Change	9M 2026	9M 2025	Change
Revenue	46.0	47.3	-3%	146.3	133.3	+10%
Gross profit	24.8	26.4	-6%	79.8	75.0	+6%
Gross margin	54.0%	55.8%	-1.8 pp	54.6%	56.2%	-1.7 pp
Net income (loss) attributable to Meridian Holdings	(13.3)	0.6	n/m	(8.8)	(3.2)	n/m
Earnings (loss) per share, basic and diluted	(1.05)	0.05	n/m	(0.70)	(0.29)	n/m
Adjusted EBITDA (non-GAAP)	0.4	4.8	-93%	12.6	14.0	-10%

Adjusted EBITDA is a non-GAAP measure. Reconciliations in Appendix 5 and Appendix 5b. 2025 EPS is shown on a post-reverse-split basis.
Unaudited figures. Adjusted EBITDA for the prior-year period is presented on a basis consistent with the current-period definition, which excludes unrealized foreign exchange gains and losses, and may differ from amounts previously reported. Non-GAAP measure: see Appendix 1 (slide 33)

02

Financial Performance

Q3 Revenue of $46.0 Million

Revenue for the last five quarters and the change from Q3 2025 by business line



$47.3M
$49.6M
$50.1M
$50.2M
$46.0M
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

	CHANGE vs Q3 2025
Q3 2025	**$47.3M**
Meridianbet online casino	+$2.5M
Meridianbet online sports betting	–$1.6M
Meridianbet retail sports betting and casino	–$0.2M
Meridianbet other	–$0.1M
RKings and Classics for a Cause	–$2.2M
GMAG	+$0.2M
Q3 2026	**$46.0M**

Quarterly revenue as reported in each quarter's earnings release. Product revenue per the Form 10-Q. Changes may not sum due to rounding. Unaudited.

Nine-Month Revenue Up 10% to $146.3 Million

Nine months ended September 30, 2026, compared with the first nine months of 2025



+10%
$47.3M
$46.0M
$133.3M
$146.3M
Q3 2025
Q3 2026
9M 2025
9M 2026
-3% third quarter
+10% nine months

Nine-month revenue by business line

Meridianbet online casino	$46.9M	+21%
Meridianbet online sports betting	$33.5M	+12%
Meridianbet retail sports betting and casino	$20.9M	+15%
RKings and Classics for a Cause	$32.0M	–3%
GMAG and other	$13.0M	–4%
Total	**$146.3M**	**+10%**

Meridianbet Group revenue rose 16% and online casino revenue rose 21%, more than offsetting a 3% decline at RKings and Classics for a Cause. Our focus is on improving margins and returning to the profitability we demonstrated in the first half of 2026.

GMAG and other: total revenue less the lines shown. Year-over-year changes per the Q3 2026 Form 10-Q MD&A. The only 2026 acquisition (Fair Bet, Malta; purchase price EUR 0.4M) is small relative to Company revenue. Unaudited.

Deleveraging Continues

Seventh consecutive quarter of deleveraging: total debt $24.1M, net debt (non-GAAP) $8.1M

Cash on Hand
$16.0M
SEP 30, 2026

Bank and other loans of $7.8M

Total Debt
$24.1M
−47% VS SEP 30, 2025

From $45.1M. Bank and other loans −55% vs Dec 31, 2025; 9M interest expense −74% vs 9M 2025

Net Debt
$8.1M
−65% VS SEP 30, 2025

From $23.0M

Net Debt Leverage
0.48x
ADJ. EBITDA BASIS

Annualized nine-month 2026 Adjusted EBITDA basis

Balance sheet figures as of September 30, 2026 are unaudited. Total Debt includes bank and other loans and consideration payable. Net Debt and the Net Debt Leverage Ratio are non-GAAP measures: definitions in Appendix 1, reconciliation in Appendix 3. The Net Debt Leverage Ratio is Net Debt divided by annualized Adjusted EBITDA (nine-month 2026 Adjusted EBITDA multiplied by four-thirds). Reconciliations in Appendix 3 and Appendix 5b.

Lower Debt, Longer Maturities

Total debt and net debt at the last five quarter-ends, and when total debt falls due



Total debt ($M)
Net debt, non-GAAP ($M)
45.1
23.0
34.7
16.6
29.7
13.4
26.7
9.4
24.1
8.1
Sep 30, 2025
Dec 31, 2025
Mar 31, 2026
Jun 30, 2026
Sep 30, 2026

TOTAL DEBT OF $24.1M FALLS DUE

WITHIN 12 MONTHS

$6.7M bank and other loans; $0.7M consideration payable

AFTER 12 MONTHS

$1.1M bank and other loans

NOVEMBER 1, 2031

$15.6M owed to the former owners of Meridianbet Group, no interest

The Company repaid $9.0 million of debt in the nine months ended September 30, 2026 from its own cash and raised no equity in 2026. The September 2026 extension moved the $15.6 million owed to the former owners to 2031; the amount is unchanged.

Quarter-end figures as reported in each quarter's earnings release and the Q3 2026 Form 10-Q. Total debt includes bank and other loans and consideration payable. Net debt is a non-GAAP measure: definition in Appendix 1, reconciliation in Appendix 3. Unaudited.

Operating Cash Flow of $17.7 Million Funded All Investment and $9.0 Million of Debt Repayment

Cash bridge, January 1 to September 30, 2026, $ millions


$18.1M
+17.7
-3.1
-1.5
-1.6
-9.0
-2.2
-2.4
$16.0M
Cash Jan 1
Operating cash flow
Software and platform
Property and equipment
Acquisitions and former owners
Debt repayment
Lease repayments
Foreign exchange
Cash Sep 30

Operating cash flow $17.7M (9M 2025: $17.1M), up 3%. **Free cash flow (non-GAAP) $10.9M** (9M 2025: $2.5M) = operating cash flow less capital expenditure of $4.6M (9M 2025: $12.7M) and lease repayments of $2.2M.

Per the condensed consolidated statement of cash flows. Free cash flow does not deduct required debt repayments; definition in Appendix 1, reconciliation in Appendix 6. Unaudited.

Share Count

Share count up 0.10% in Q3, with no equity capital raised in 2026

None
Equity capital raised
2026 to date

0.10%
Net share change
Q3 2026 · vs +1.1% a year ago

None
Share repurchases in Q3

Metric	Q3 2026	Q3 2025
Net share change	+0.10% (+12,054 sh)	+1.1% (+128,611 sh)
Shares issued for services	12,054 sh	8,750 sh
Other shares issued	–	119,861 sh
Share repurchases	–	–
Shares outstanding at September 30	12,681,533	11,721,705

The year-over-year increase in shares outstanding primarily reflects the 2025 conversion of acquisition-related obligations and debt into equity. Shares outstanding have risen 0.32% since December 31, 2025. Prior-year figures shown on a split-adjusted basis. The Company reports share count figures every quarter. Unaudited.
Q3 2025 other shares issued: 61,028 issued for cash, 55,395 for debt conversion and 3,438 for vested RSUs.

03

Business Segments

Segment Performance

Third quarter 2026 compared with the third quarter of 2025, by reportable segment

Segment Metric	meridianbet	R KINGS COMPETITIONS / Classics	GMAG
Revenue	$33.1M	$9.1M	$3.7M
Revenue YoY	+2.0%	-19.3%	+5.0%
Gross Profit	$21.3M	$2.2M	$1.3M
Gross Profit YoY	-4.3%	-26.3%	+13.4%
Gross Margin	64.4%	23.7%	35.8%
Gross Margin YoY	-426 bps	-223 bps	+265 bps
Segment Income (Loss) from Operations	$0.7M	$0.1M	$(0.6)M

Segment income (loss) from operations is before holding company expenses, stock-based compensation, impairment charges, depreciation and amortization, as in the segment note of the Form 10-Q. All figures unaudited.

RKings and Classics for a Cause segment revenue includes RKings, Classics for a Cause, and other prize-competition revenue; individual brand figures shown on later slides may not sum to the segment total.

Revenue Composition by Geography

Share of third-quarter 2026 revenue

Revenue Composition by Segment



Meridianbet Group
72%
$33.1M



16%
6%
58%
6%
10%
4%

Geographic Revenue



58%
Europe excl. UK

Meridianbet Group	Central and South America	6%	Australia	4%
RKings and Classics for a Cause	United Kingdom	16%	Asia Pacific (excl. Australia)	6%
GMAG	Europe (excl. UK)	58%	Africa	10%

Meridianbet Group Performance

Online casino grew 17% while sports results favored customers
Year-over-year performance in Q3 2026

meridianbet

REGISTRATIONS
+25%
458.7K vs 366.8K in Q3 2025

DEPOSIT PER DEPOSITOR
$457
+18% vs Q3 2025

DEPOSITS IN THE QUARTER
+9%
$101.1M vs $92.5M in Q3 2025

REVENUE
$33.1M
+2% YoY
Nine months $103.8M, +16%

GROSS PROFIT
$21.3M
−4% YoY
64.4% gross margin

SEGMENT INCOME
$0.7M
From operations
Q3 2025: $4.6M



$14.6M
$17.1M
+17%
Q3 2025
Q3 2026

Nine-month online casino revenue increased 21%, from $38.7M in 2025 to **$46.9M** in 2026.

Q3 2026 compared with Q3 2025. Registrations, deposits and deposit per depositor are totals for the quarter, not balances at a date: deposits are amounts customers deposited during the quarter; deposit per depositor is total deposits divided by the number of depositors. Segment revenue, gross profit, segment income from operations and online casino revenue per the Form 10-Q. Unaudited.

Expanse Studios Performance

Q3 2026 vs Q3 2025, with third-party operators

NEW GAMES
14
released in Q3 2026

PROPRIETARY TITLES
101
at Sep 30, 2026

UNIQUE PLAYERS
+52%
vs Q3 2025

REVENUE FROM THIRD-PARTY OPERATORS
+114%
vs Q3 2025

PAY-IN
+104%
vs Q3 2025

GROSS GAMING REVENUE
+71%
vs Q3 2025

CERTIFICATIONS AND MARKETS

- **SWEDEN** — Further certification in Q3 2026
- **ONTARIO, CANADA** — Application pending regulatory review
- **NEW JERSEY, U.S.** — Awaiting regulatory approval

Released in Q3: 14 games, including Wilder Icy Fruits and Throne of Ra. Gates of Olympia, an Expanse Studios title, was one of the three most popular games at Meridianbet's online casino in the first nine months of 2026. Third-party KPIs exclude games played at Meridianbet, on the same basis as the Q2 2026 presentation; percentage changes in U.S. dollars. Expanse Studios reports within the Meridianbet Group segment. Unaudited.

RKings Performance

As competition increased, fewer customers took part; first-time order value rose
Year-over-year performance in Q3 2026

R KINGS COMPETITIONS

Performance Summary

- UK revenue was $7.2 million, down 21% year over year, as competition increased and fewer customers took part in competitions.
- First-time order value rose 6% to $15.44; new users spent an average of $31.54, up 2%.
- Average order value was $13.49, down 2% year over year.
- Segment (RKings and Classics for a Cause): income from operations of $0.1 million (Q3 2025: $0.6 million). Cost of prizes fell 17% on lower average prize values.

REVENUE	AVERAGE ORDER VALUE	FIRST-TIME ORDER VALUE	NEW-USER AVERAGE SPEND
$7.2M	$13.49	$15.44	$31.54
−21% vs Q3 2025	−2% vs Q3 2025	+6% vs Q3 2025	+2% vs Q3 2025

Q3 2026 compared with Q3 2025; figures at a date (for example, members or subscribers) are at September 30, 2026, compared with September 30, 2025. RKings revenue is United Kingdom revenue per the Form 10-Q (the Q2 2026 presentation showed cash-basis sales). Order values and spend are management KPIs on a cash basis, in U.S. dollars. Unaudited.

Classics for a Cause Performance

9,516 active VIP subscriptions at Sep 30, 2026, down 2% vs Sep 30, 2025
Q3 2026 vs Q3 2025

Performance Summary

- Australia revenue was $2.0 million, down 14% vs Q3 2025.
- New users were 6,279, down 10%; new users with a purchase fell 17% to 5,420.
- Active VIP subscriptions were 9,516 at September 30, 2026, down 2% from September 30, 2025.
- Amendments to Australia's Interactive Gambling Act that apply to trade promotion gambling services will take effect on January 1, 2027. Classics for a Cause is working on changes to its business model to comply with the new regulatory requirements. The Company continues to assess the potential impact, as described in its Form 10-Q for the quarter ended September 30, 2026.

REVENUE	GROSS MARGIN	NEW USERS	VIP SUBSCRIPTIONS
$2.0M	**62.5%**	**6,279**	**9,516** at Sep 30, 2026
−14% vs Q3 2025	Q3 2025: 64.5%	−10% vs Q3 2025	−2% vs Sep 30, 2025

Q3 2026 compared with Q3 2025; VIP subscriptions are active subscriptions at September 30, 2026, compared with September 30, 2025. Total purchasers, shown in Q2, is not shown this quarter while the count is reviewed. Unaudited.

GMAG Performance

Revenue up 5% and gross margin up to 35.8%
Q3 2026 vs Q3 2025

GMAG

Performance Summary

- Segment revenue, including MexPlay, rose 5% vs Q3 2025 to $3.7 million.
- GMAG deployed 2,311 new games in Q3 2026, up 25% from 1,854 in Q3 2025, and added 10 new content providers in the quarter.
- Gross margin was 35.8%, up from 33.1% in Q3 2025.
- Segment loss from operations was $0.6 million, including $0.8 million of bad-debt expense.

NEW GAMES DEPLOYED	REVENUE	NEW PROVIDERS	GROSS MARGIN
2,311	$3.7M	10	35.8%
+25% vs Q3 2025	+5% vs Q3 2025	added in Q3	+265 bps vs Q3 2025

Q3 2026 compared with Q3 2025; new games and new providers are counts for the quarter, not totals at a date. GMAG revenue and gross margin per the Form 10-Q (segment including MexPlay); games and providers are management KPIs. GMAG resells third-party gaming content to licensed operators, mainly in Asia-Pacific. Unaudited.

MexPlay Performance

Revenue up 55%; first-time depositors up 35%
Q3 2026 vs Q3 2025; included in the GMAG segment

mexplay
CASINO ONLINE

Performance Summary

- Registrations were **45,907**, up 19%
- First-time depositors rose 35% to **4,438**.
- First-time deposit value rose 54% to about **$49K**.
- Revenue rose 55% to **$0.9 million**. MexPlay is the Company's online casino in Mexico.

REGISTRATIONS	FIRST-TIME DEPOSITORS	FIRST-TIME DEPOSIT VALUE (USD)	REVENUE
45,907	4,438	$49K	$0.9M
+19% vs Q3 2025	+35% vs Q3 2025	+54% vs Q3 2025	+55% vs Q3 2025

Q3 2026 compared with Q3 2025; all figures are totals for the quarter, not counts at a date. Management KPIs; amounts converted from Mexican pesos to U.S. dollars at each period's average rate. First-time deposit value is the total of first deposits by new customers. Unaudited.

04 Priorities and Outlook

Updated Full-Year 2026 Preliminary Outlook

FULL-YEAR 2026 REVENUE PROJECTION

$195–198M

The outlook assumes

- No resumption of Brazilian gaming operations during the remainder of 2026
- Higher betting volume in the fourth quarter, historically the strongest, with a modest increase in sports betting revenue compared with the third quarter
- Continued lower revenue at RKings and Classics for a Cause in the fourth quarter
- Continued growth in online casino revenue

Revised for

- The suspension of operations in Brazil
- Lower expected revenue at RKings and Classics for a Cause
- Third-quarter sports results that favored customers



$195–198M
$182.9M
FY 2025A
FY 2026E

Preliminary Outlook. It replaces the second-half 2026 outlook issued on July 29, 2026, which should no longer be relied upon. Full-year 2025 revenue per the Annual Report on Form 10-K. See Forward-Looking Statements and Preliminary Outlook on slide 2 and the earnings release dated November 10, 2026.

Our Priorities

Fourth quarter 2026 and into 2027

Grow Meridianbet, led by online casino	More than 2,500 casino games, with new game providers added in Q3. Wider third-party distribution of Expanse Studios games.
Keep costs in line with revenue	Brazil: a limited presence with minimal costs while Congress and the courts decide on the measure. Each betting shop judged on its own demand, costs and returns. More targeted marketing and promotional spending.
Improve RKings, Classics for a Cause and GMAG	Classics for a Cause: a new business model for Australia's trade promotion law from January 1, 2027. RKings: adapting to regulatory developments in the United Kingdom. GMAG: growth with customers who pay, on appropriate terms.
Keep generating cash and reducing debt	Operating cash flow pays for investment and debt repayment. Acquisitions only where they give us a license, technology or market position that is hard to build ourselves.

05

Company Overview and History

A Decade of Sustained Growth

From regional operator to global platform. Consistent execution across 10 fiscal years.


$200
$160
$120
$80
$40
$0
$26M
$31M
$39M
$45M
$41M
$60M
$75M
$93M
$151M
$183M
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
2025A

One Platform. Now One Name. Meridian Holdings.

New Corporate Identity Reflects Our Unified Platform and Decade of Proven Execution.

PLATFORM FOUNDATIONS EVENT	GEOGRAPHIC EXPANSION	PUBLIC MARKETS DEBUT	TRANSFORMATIVE PIVOT	A NEW IDENTITY FOR A NEW ERA
GMG Entry into Gaming Market	GMAG GMAG acquisition (Asia) R KINGS COMPETITIONS RKings acquisition (UK) OTCMarkets OTCQX uplisting	mexplay Started in Mexico Nasdaq Main market listing	meridianbet Meridianbet Brazil license NJ application filed Classics Classics acquisition	meridian HOLDINGS Corporate rebrand Meridian Holdings Inc. NASDAQ: MRDN
2016	2021	2022	2024-2025	March 2026

A Decade of Execution. One Unified Platform. One Name.

06 | Appendices

Appendix 1: Non-GAAP Financial Measures and Reconciliations

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. They are not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP Measure	Definition	Purpose of Adjusted Measures
EBITDA and Adjusted EBITDA	EBITDA excludes from net income (loss): interest income and expense; income taxes; and depreciation and amortization. Adjusted EBITDA further excludes: stock-based compensation, unrealized foreign exchange gain or loss, severance costs related to the termination of executive officers and directors, impairment losses on goodwill and other intangible assets, and restructuring costs (which include charges or expenses attributable to acquisition-related costs).	Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. Used by management to assess performance and effectiveness of our business strategies. Provides a measure, among others, used in the determination of incentive compensation for management.
Net Debt and Net Debt Leverage Ratio	Net Debt is defined as total debt, less cash and cash equivalents. Net Debt Leverage Ratio is defined as Net Debt as of the balance sheet date divided by annualized Adjusted EBITDA for the period then ended; for the third quarter of 2026, nine-month Adjusted EBITDA multiplied by four-thirds.	We believe these measures provide investors with additional insight into the Company's leverage and liquidity position, illustrating our ability to service and repay debt using operating performance and available cash resources.
Free Cash Flow	Free Cash Flow is defined as net cash provided by operating activities less cash paid for intangible assets, cash paid for property, plant and equipment, and repayment of leases.	Shows cash generated by operations after investment and lease payments. It does not represent cash available for discretionary spending, because it does not deduct required debt repayments.

Beginning in the first quarter of 2026, the Company changed its definition of Adjusted EBITDA to exclude unrealized foreign exchange gains and losses, and recast prior-period Adjusted EBITDA to conform to the current definition. Adjusted EBITDA for the three and nine months ended September 30, 2025, was $4.8 million and $14.0 million, respectively, after excluding unrealized foreign exchange gains of $0.9 million and $0.8 million, respectively. The Company previously reported Adjusted EBITDA of $5.7 million and $14.8 million for those periods, respectively.

Appendix 2: Key Financial Metrics (Unaudited)

U.S. $ millions, except per-share amounts; Q3 2026 compared with Q3 2025

	Q3 2026	Q3 2025	Y/Y Change	Y/Y %
Revenue	$46.0	$47.3	-$1.4	-3%
Gross profit	$24.8	$26.4	-$1.6	-6%
Gross margin	54.0%	55.8%	-1.8 pp	-
Net income (loss) attributable to Meridian Holdings	$(13.3)	$0.6	-$13.8	n/m
Earnings (loss) per share, basic and diluted	$(1.05)	$0.05	-$1.10	n/m
Adjusted EBITDA (non-GAAP)	$0.4	$4.8	-$4.5	-93%

2025 EPS is shown on a post-reverse-split basis. Adjusted EBITDA is a non-GAAP measure; 2025 is presented on the current definition (previously reported: $5.7M). Reconciliation in Appendix 5. Unaudited.

Appendix 3: Non-GAAP Net Debt Leverage Reconciliation

Reconciliation of Net Debt and Leverage Calculation (Unaudited), September 30, 2026

NET DEBT & LEVERAGE CALCULATION

Total debt	$24,100,479
Less: cash and cash equivalents	$(15,981,765)
Net debt	$8,118,714
Divided by: Annualized nine-month 2026 Adjusted EBITDA[1]	$16,758,975
Net debt leverage ratio	**0.48x**

NET DEBT LEVERAGE
0.48x
Sep 30, 2026

NET DEBT
$8.1M
Sep 30, 2026

NET DEBT REDUCED BY
65%
from $23.0M at Sep 30, 2025

CASH POSITION
$16.0M
Sep 30, 2026

Total debt reduced $21.0M (−47%), from $45.1M at Sep 30, 2025 to $24.1M

(1) Nine-month 2026 Adjusted EBITDA of $12,569,231 multiplied by four-thirds. Adjusted EBITDA is a non-GAAP measure: definition in Appendix 1 (slide 33), reconciliation in Appendix 5b. Total debt includes bank and other loans and consideration payable. Net debt at September 30, 2025: total debt of $45,078,253 less cash and cash equivalents of $22,042,638 equals $23,035,615. At December 31, 2025: $34,689,140 less $18,078,300 equals $16,610,840. All figures unaudited.

Appendix 4: Consolidated Income Statement, Third Quarter 2026 (Unaudited)

Meridian Holdings Inc. and Subsidiaries: Consolidated Statements of Operations and Comprehensive Income (Loss), U.S. dollars

	Q3 2026	Q3 2025
Revenues	$45,964,912	$47,316,308
Cost of goods sold	$(21,151,756)	$(20,929,885)
Gross profit	$24,813,156	$26,386,423
Operating expenses:		
Selling, general and administrative expenses	$28,193,166	$26,774,044
Impairment of goodwill	$5,903,000	–
Impairment of intangible assets	$5,627,653	–
Total operating expenses	$39,723,819	$26,774,044
Income (loss) from operations	$(14,910,663)	$(387,621)
Other income (expense):		
Interest expense	$(246,253)	$(510,636)
Interest earned	$135,040	$62,036
Foreign exchange gain (loss)	$(102,655)	$817,201
Other income	$574,359	$634,458
Total other income (expense)	$360,491	$1,003,059
Income (loss) before tax	$(14,550,172)	$615,438
Provision for income taxes	$179,668	$201,636
Net income (loss)	$(14,729,840)	$413,802

Appendix 4: Consolidated Income Statement, Third Quarter 2026 (Unaudited)

Meridian Holdings Inc. and Subsidiaries: Consolidated Statements of Operations and Comprehensive Income (Loss), U.S. dollars

	Q3 2026	Q3 2025
Less: Net loss attributable to noncontrolling interest	$(1,473,443)	$(152,212)
Net Income (loss) attributable to Meridian Holdings	$(13,256,397)	$566,014
Weighted average ordinary shares outstanding:		
Basic	12,674,275	11,647,457
Diluted	12,674,275	11,896,564
Net Income (loss) per ordinary share attributable to Meridian Holdings:		
Basic	$(1.05)	$0.05
Diluted	$(1.05)	$0.05
Net Income (loss)	$(14,729,840)	$413,802
Foreign currency translation adjustments	$(245,066)	$(667,259)
Comprehensive income (loss)	$(14,974,906)	$(253,457)
Less: Net loss attributable to noncontrolling interest	$(1,473,443)	$(152,212)
Comprehensive income attributable to Meridian Holdings	$(13,501,463)	$(101,245)

2025 per-share amounts are shown on a post-reverse-split basis.

Appendix 5: Reconciliation of U.S. GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA (Unaudited)

Three-Month Period Ended September 30, 2026 vs. September 30, 2025

	September 30, 2026	September 30, 2025
Net income (loss)	$(14,729,840)	$413,802
+ Interest expense	$246,253	$510,636
– Interest income	$(135,040)	$(62,036)
+ Taxes	$179,668	$201,636
+ Depreciation	$1,338,467	$1,413,163
+ Amortization	$1,356,786	$2,575,834
EBITDA	**$(11,743,706)**	**$5,053,035**
+ Stock-based compensation	$386,240	$546,415
+ Restructuring costs	–	$128,156
+ Unrealized foreign exchange loss (gain)	$155,451	$(900,672)
+ Impairment of goodwill and intangible assets	$11,530,653	–
+ Severance costs	$30,000	–
Adjusted EBITDA	**$358,638**	**$4,826,934**

2025 Adjusted EBITDA is presented on the current definition, which excludes unrealized foreign exchange gains and losses; the Company previously reported $5.7 million for the third quarter of 2025.

Appendix 5b: Reconciliation of U.S. GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA (Unaudited)

Nine-Month Period Ended September 30, 2026 vs. September 30, 2025

	September 30, 2026	September 30, 2025
Net income (loss)	$(10,599,813)	$(3,576,306)
+ Interest expense	$900,164	$3,463,665
– Interest income	$(176,172)	$(122,856)
+ Taxes	$1,498,922	$355,960
+ Depreciation	$3,959,472	$4,193,434
+ Amortization	$3,913,460	$7,193,854
EBITDA	**$(503,967)**	**$11,507,751**
+ Stock-based compensation	$537,005	$3,003,054
+ Restructuring costs	–	$278,090
+ Unrealized foreign exchange loss (gain)	$686,799	$(825,368)
+ Impairment of goodwill and intangible assets	$11,530,653	–
+ Severance costs	$318,741	–
Adjusted EBITDA	**$12,569,231**	**$13,963,527**

2025 Adjusted EBITDA is presented on the current definition, which excludes unrealized foreign exchange gains and losses.

Appendix 6: Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)

Nine-Month Period Ended September 30, 2026 vs. September 30, 2025

	September 30, 2026	September 30, 2025
Net cash provided by operating activities	$17,739,427	$17,149,595
– Less: cash paid for intangible assets	$(3,064,459)	$(8,229,598)
– Less: cash paid for property, plant and equipment	$(1,508,404)	$(4,424,257)
– Less: repayment of leases	$(2,245,498)	$(1,999,714)
Free Cash Flow	$10,921,066	$2,496,026

Free Cash Flow is a non-GAAP measure, defined as net cash provided by operating activities less cash paid for intangible assets, cash paid for property, plant and equipment, and repayment of leases. Free Cash Flow does not represent cash available for discretionary spending, because it does not deduct required debt repayments. Unaudited.

meridian
HOLDINGS

Meridian Holdings Inc. (NASDAQ: MRDN)
3651 Lindell Road, Ste 555, Las Vegas, NV 89103
+1 702 318-7548
ir@meridian-holdings.com